SCHEDULE 14 C INFORMATION

             Information Statement Pursuant to Section 14 (c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

     [X]  Preliminary Information Statement
     [ ]  Confidential for Use of the Commission (as permitted by Rule 14c-
          5(d)(2))
     [ ]  Definitive Information Statement Only

                       INTERNATIONAL IMAGING SYSTEMS, INC.
                  --------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of filing Fee (check the appropriate box):

     [ ]  No Fee Required
     [X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

                     Common Stock, par value $.001 per share
                     ---------------------------------------

(2)  Aggregate number of securities to which transaction applies:

                     ---------------------------------------
                                    3,014,350
                                     issued

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              $.001 per share, based on one-third of the par value
              ----------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

                     ---------------------------------------
                                    $3,014.35

(5)  Total fee paid:

                                      $0.38
                     ---------------------------------------

     [ ]  Fee paid previously with preliminary materials
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid.

                              INFORMATION STATEMENT

                                    SPIN-OFF
                                       OF
                             RENEWABLE ASSETS, INC.

We are sending this Information Statement to you and all other holders of International Imaging Systems, Inc. ("IIS") common stock in connection with the spin-off of all of the shares of Renewable Assets, Inc., a Delaware corporation ("RAI"), owned by IIS, which now represents all of the issued and outstanding common stock of RAI. As part of the spin-off, we will distribute to each stockholder of record as of April 14, 2004, a dividend of one-half share of RAI common stock for each share of IIS common stock that such stockholder of record owned on April 14, 2004. Following the spin-off, RAI will be a separate company, no longer owned in any way by IIS. Should you have any questions regarding this Information Statement or the spin-off, please contact International Imaging Systems, Inc., 6689 N.W. 16th Terrace, Ft. Lauderdale, FL 33309, at (954) 978-9090.

In reviewing this Information Statement, you should note the following:

     - WE ARE NOT ASKING YOU FOR A PROXY, AND WE REQUEST THAT YOU DO NOT SEND US A PROXY.

     - In assessing the impact of the spin-off on you, as an IIS stockholder, you should review the matters set forth under the caption "Risk Factors" beginning on page 6.

     - Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved our spin-off of RAI. The Securities and Exchange Commission has not passed upon the fairness or merits of the spin-off of RAI or upon the accuracy or adequacy of the information contained in this Information Statement.

Please note that the Board of Directors of IIS unanimously approved the spin-off, as it believes that the spin-off is in the best interests of IIS and its stockholders.

You will not need to pay any consideration or surrender or exchange your IIS common stock in order to receive RAI common stock. After the spin-off distribution, we expect, but cannot guarantee, that RAI will file an application to have the common stock of RAI traded on the OTC Bulletin Board.

The date of this Information Statement is ____________ __, 2004. We mailed this Information Statement to International Imaging Systems, Inc. stockholders on or about ____________ __, 2004.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY.......................................................................1
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RISK FACTORS..................................................................3
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THE SPIN-OFF OF RAI...........................................................8
-------------------
MANAGEMENT OF RAI FOLLOWING THE SPIN-OFF.....................................10
----------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS OF RAI OPERATIONS.......................19
------------------------------------------------------
DESCRIPTION OF IIS' AND RAI' CAPITAL STOCK...................................20
------------------------------------------
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............21
--------------------------------------------------------------
INDEPENDENT ACCOUNTANTS......................................................22
-----------------------
WHERE YOU CAN FIND MORE INFORMATION..........................................22
-----------------------------------

                                     SUMMARY

The following summary answers certain questions you may have with respect to IIS' spin-off of RAI and highlights selected information from this Information Statement that is important to you. This summary does not contain all of the information about the spin-off. You should carefully read this entire Information Statement.

Q.       WHAT WILL HAPPEN IN THE SPIN-OFF?

In the spin-off, IIS will distribute to its stockholders all of the shares of RAI common stock owned by IIS, which now represents all of the issued and outstanding common stock of RAI, by distributing one-half share of RAI common stock for each share of IIS common stock owned by such stockholders. No fractional shares will be distributed through the spin-off. Instead, all fractional shares will be rounded up to the nearest whole share. To the extent necessary to round up fractional shares, IIS will subscribe for additional shares of RAI's common stock. After the spin-off, RAI will be a separate company, no longer owned in any way by IIS.

Q.       WHAT IS RAI?

RAI was formed in December 2003 to continue to pursue IIS' business of marketing pre-owned, brand name photocopy machines for an unrelated office furniture company. That business was IIS' primary business prior to its acquisition of all of the limited liability company interests of Advanced Imaging Systems, LLC. That business was operated under IIS' former name, A.M.S. Marketing, Inc. On December 22, 2003, IIS transferred that business, all of the goodwill associated with that business and all of IIS' rights and obligations under a marketing services agreement to RAI. Pursuant to the marketing services agreement among IIS, Sun Coast Imaging Systems, Inc. ("SCIS"), an affiliate of Office Furniture Warehouse, Inc. ("OFWI"), and OFWI, dated December 1, 2003, revenues generated from the sale of pre-owned photocopy machines are shared equally between RAI and OFWI, after deducting from such revenues the cost of each photocopier, the cost of a 90-day warranty purchased from unaffiliated parties, and the payment of a $50 referral fee to any furniture salesman of OFWI who refers a customer to RAI that purchases a pre-owned photocopy machine. The agreement has an initial term of three years and automatically renews for successive one year terms unless terminated by mutual agreement or upon the happening of certain events, such as bankruptcy.

Q.       WHY ARE WE UNDERTAKING THE SPIN-OFF?

The Board of Directors determined that the business aspects of IIS' current primary line of business as a turnkey supplier of plastic and paper card products varies significantly from the marketing services orientation of RAI's business. The Board of Directors believes that separating RAI's business from IIS' business will allow each company to focus on strategies that will benefit each company's own business. The plastic and paper card product business requires a management team with significantly different marketing and technical skills than the retail-oriented promotional services business. IIS designs, manufactures and markets plastic and paper card products, including credit cards, pre-paid telephone cards, value storage cards, access entry cards, identity cards and business cards. IIS provides its products to domestic and international customers. To date a majority of these customers have been in the telecommunications industry. RAI markets pre-owned brand name photocopy machines for an unrelated third party. RAI's marketing primarily targets individuals and small business owners.

Q.       WHAT WILL I RECEIVE IN THE SPIN-OFF?

We are making a distribution of RAI common stock to all holders of IIS common stock. For every one share of IIS common stock you owned on April 14, 2004, you will receive one-half of a share of RAI common stock. No fractional shares will be issued. Instead, fractional shares will be rounded up to the nearest whole share. Shortly after the completion of the spin-off, you will receive an RAI stock certificate that represents your ownership in RAI.

Q. WHERE WILL RAI COMMON STOCK AND IIS COMMON STOCK BE TRADED FOLLOWING THE SPIN-OFF?

As of the date of this Information Statement, there is no public market for the common stock of either IIS or RAI. IIS plans to file for trading on the OTC Bulletin Board. We believe RAI plans to file for trading on the OTC Bulletin Board following the completion of the spin-off.

Q.       DO I HAVE TO PAY FEDERAL INCOME TAXES ON THE RECEIPT OF RAI COMMON
STOCK?

Based on IIS' determination that it does not have any current or accumulated earnings and profits, your receipt of the distribution of RAI common stock will be subject to federal income taxation only to the extent that the fair market value of your RAI common stock exceeds the adjusted tax basis in your IIS common stock.

Q.       WHEN WILL THE SPIN-OFF OCCUR?

We intend to complete the spin-off prior to October 31, 2004, but it could be delayed.

Q.       WHAT WILL IIS' BUSINESS BE AFTER THE SPIN-OFF?

IIS will continue to sell plastic and paper card products and printing services to domestic and international customers in the telecommunications, financial, loyalty and retail, and security and identity industries.

Q.       WHAT WILL RAI'S BUSINESS BE AFTER THE SPIN-OFF?

RAI will be a separate public company. RAI plans to continue to market pre-owned, refurbished Canon and Minolta photocopy machines in conjunction with OFWI, an unaffiliated party located in Pompano Beach, Florida. The photocopiers marketed by RAI range from simple desk-top models to stand-alone, multi-function business machines. RAI markets the pre-owned photocopiers by means of daily advertisements in local newspapers, daily facsimile transmissions to local businesses, periodic advertisements in newspapers of larger circulation and direct mail solicitations that are created and paid for by RAI. In addition, RAI prepares advertisements that are run as adjuncts to OFWI's furniture advertisements and the costs thereof are borne by OFWI.

Q.       WILL IIS AND RAI COMPETE AGAINST EACH OTHER AFTER THE SPIN-OFF?

Based on each company's current business plan, it is not anticipated that they will compete against each other.

                                  RISK FACTORS

In assessing the impact of the spin-off on you, as an IIS' stockholder, you should be aware of the following risks relating to the spin-off and to RAI's operations:

RAI RECENTLY COMMENCED OPERATIONS AND IS SUBJECT TO RISKS ASSOCIATED WITH START-UP COMPANIES.

RAI was incorporated in December 2003. While it is the successor to the pre-owned photocopier marketing business of IIS, that business is in the developmental stage and RAI's potential should be considered in light of the risks, expenses, and problems frequently encountered by companies in their early stage of development. Such risks include:

     -    the failure to anticipate and adapt to market conditions;

     -    the rejection of its services;

     -    development of superior services by competitors; and

     - the inability to identify, attract, retain, and motivate the qualified personnel it will need to expand its operations.

Since there is a limited operating history, an investor must consider the risks and difficulties frequently encountered by early stage companies in highly competitive markets such as the business equipment market. These risks include RAI's ability to:

          -    establish marketing partners;

          -    attract additional capital;

          -    identify strategic relationships;

          -    respond effectively to competitive pressures; and

          -    hire, attract, retain and motivate qualified personnel.

There can be no assurance that RAI will be successful in addressing these risks. There can be no assurance that RAI will achieve or sustain profitability or positive cash flow from its operations.

RAI IS EXPLORING INTRODUCING NEW PRODUCTS, THE SUCCESS OF WHICH WILL DEPEND ON MANY FACTORS.

RAI is exploring marketing additional products that neither it nor IIS marketed before, although IIS similarly explored marketing additional products. Such products include new and pre-owned office equipment, office furniture, home furnishings and appliances. There is no operating history of IIS or RAI upon which to evaluate if these efforts will be successful. Because the market for these products may vary significantly from the market for pre-owned photocopy machines, it is impossible to forecast the scope, magnitude or timing of any future revenues, if any. Further, there is no assurance that RAI will be able to enter into any strategic alliances for the promotion of any of the potential products. Therefore, you should consider these prospects in light of the risks and uncertainties encountered by companies trying to establish a new line of business, particularly companies proposing to enter markets dominated by large and well-known competitors.

IF RAI NEEDS ADDITIONAL CAPITAL TO FUND ITS OPERATIONS, IT MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF ITS OPERATIONS.

RAI may not have enough capital to fund its future operations without additional capital investments. RAI anticipates that it will need additional capital resources to finance its operations.

If RAI cannot obtain additional funding, it may be required to:

     -    limit its marketing efforts;

     -    decrease the level of customer service; and

     -    decrease or eliminate capital expenditures.

Such reductions could materially adversely affect RAI's ability to compete. Even if RAI finds a source of additional capital, it may not be able to negotiate terms and conditions for receiving the additional capital that are acceptable to it. Any future capital investments could dilute or otherwise materially adversely affect the holdings or rights of RAI's stockholders.

RAI MUST ATTRACT AND RETAIN QUALIFIED EMPLOYEES.

As of the date of this Information Statement, Alfred M. Schiffrin is the sole employee of RAI. If RAI expands its business, it will need to hire additional personnel and expand its management team. RAI's success will depend on getting the right people involved in the growth and development of RAI. Its business could be materially adversely affected if it is not able to attract new, qualified employees and retain them as its business expands.

RAI'S GROWTH DEPENDS ON THE CONTINUED SERVICES OF ALFRED M. SCHIFFRIN.

RAI is dependent on the continued services of Alfred M. Schiffrin, who currently has day-to-day management responsibilities for the business of RAI. If Mr. Schiffrin is unable to continue to manage the business, RAI's business may be adversely affected. RAI does not maintain key person life insurance for Mr. Schiffrin. As a result, it is exposed to the costs associated with the death of its sole employee. These risks include:

     -    costs of finding and training a replacement; and

     -    reduction in its productivity.

THERE IS SIGNIFICANT COMPETITION IN THE MARKETPLACE THAT MAY HINDER RAI'S ABILITY TO SUCCESSFULLY PROMOTE PRODUCTS AND DECREASE THE REVENUE GENERATED BY SUCH PROMOTION.

The market for pre-owned photocopy machines is highly competitive. RAI faces competition from companies with far greater financial, distribution, management and advertising resources than RAI. There is no assurance that RAI will be successful in improving its competitive position.

LACK OF A CURRENT MARKET FOR RAI'S COMMON STOCK MAKES THE FUTURE PERFORMANCE OF RAI'S COMMON STOCK DIFFICULT TO PREDICT.

There is no current public market for RAI's common stock. RAI intends to file a listing application to have its common stock traded on the OTC Bulletin Board after the spin-off. There is no assurance that RAI will be able to qualify for trading on the OTC Bulletin Board. Even if RAI qualifies for trading on the OTC Bulletin Board, there can be no guarantee that a market for RAI common stock will develop or be maintained. No assurance can be given regarding the prices at which RAI's' common stock will trade after the spin-off. Until RAI's common stock is distributed and an orderly market develops, the price at which RAI's common stock trades may fluctuate significantly.

THE TRADING PRICES OF IIS' AND RAI'S COMMON STOCK AFTER THE SPIN-OFF IS
UNCERTAIN.

As a result of the spin-off, you will own shares of IIS and RAI common stock. There will be no organized market for the shares of RAI that you will receive through the spin-off.

RAI IS PROJECTED TO LOSE MONEY AND GENERATE NEGATIVE CASH FLOW FOR THE FORESEEABLE FUTURE AND MAY NEVER BECOME PROFITABLE.

RAI expects to incur operating losses and to generate negative cash flow while it explores opportunities to expand its business. Even if RAI is successful in defining one or more opportunities to expand its business, no assurance can be given that RAI will achieve or sustain profitability or positive cash flow from operating activities in the future or that it will generate sufficient cash flow to service its operating obligations.

RAI'S DIRECTORS HAVE LIMITED PERSONAL LIABILITY FOR THEIR ACTIONS.

Subject to limitations imposed by Delaware law, RAI's Certificate of Incorporation provides that its directors will not be personally liable to stockholders for monetary damages if they breach their fiduciary duty of care as directors, including breaches that constitute gross negligence. Thus, under certain circumstances, neither RAI nor its stockholders will be able to recover damages even if directors take actions that may be harmful to stockholder interests.

RAI'S STOCKHOLDERS MAY EXPERIENCE DILUTION FROM FUTURE OFFERING OF SECURITIES AND EMPLOYEE STOCK OPTION PROGRAMS.

RAI may in the future adopt incentive programs or benefit plans. The issuance of additional securities or the exercise of any options or warrants will dilute the percentage ownership of your common stock. In addition, the exercise of any warrants or options could adversely affect the prevailing market price of RAI's common shares.

THE PRICE OF RAI'S COMMON SHARES CAN FLUCTUATE SIGNIFICANTLY, SOMETIMES IN A MANNER UNRELATED TO THE PERFORMANCE OF RAI.

There is no public market for RAI's common stock. The price of RAI's common shares could vary widely in response to various factors and events, including:

     -    the listing of RAI securities on a national exchange or market;

     - the number of common shares being sold and purchased in the marketplace;

     -    variations in our operating results;

     -    press reports;

     -    regulation and industry trends;

     - rumors of significant events which can circulate quickly in the marketplace, particularly over the internet; and

     - the difference between our actual results and the results expected by stockholders and analysts.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such a company. Such litigation could result in substantial costs and a diversion of management's attention and resources.

RAI DOES NOT INTEND TO PAY DIVIDENDS.

RAI does not intend to pay any dividends in the foreseeable future. RAI intends to retain its cash for continued development and expansion of its business. Any future payment of a cash dividend on RAI's common stock will be dependent upon the financial condition of RAI and other factors deemed relevant by RAI's Board of Directors.

RAI RELIES ON OFWI TO GENERATE REVENUE.

RAI is highly dependent upon OFWI. RAI conducts all of its business at OFWI's facilities. Termination by OFWI of its agreement with RAI would have a material adverse effect upon RAI, as RAI currently lacks the financial resources to operate its own retail outlets and may be unable to locate another party for whom it could provide its marketing services on the same terms and conditions as agreed with OFWI.

AS SCIS IS AN AFFILIATE OF OFWI, OFWI MAY REFER FEW, IF ANY, CUSTOMERS TO RAI.

RAI has agreed to pay $50 to any salesperson of OFWI who refers a customer to RAI that eventually purchases a photocopy machine from RAI. As SCIS is a recently formed affiliate of OFWI that is engaged in the same business as RAI, salespeople of OFWI may make few, if any, referrals to RAI. Therefore, RAI will likely be dependent on developing its own customers and other referral sources.

                         CAUTIONARY STATEMENT REGARDING
                           FORWARD-LOOKING STATEMENTS

The following statements are or may constitute forward-looking statements:

     - statements set forth in this Information Statement or statements incorporated by reference from documents IIS has filed with the Securities and Exchange Commission, including possible or assumed future results of IIS' operations, including but not limited to any statements contained herein or therein concerning:

          -    revenues for the near term;

          - the status, effectiveness and projected completion of Year 2004 initiatives;

          -    the outcome of potential litigation;

          - IIS' expectations concerning its profitability in 2003 and IIS' ability to generate positive cash flows in the year 2004;

          -    the outcome and success of the spin-off;

     - any statements preceded by, followed by or that include the words "believes," "expects," "predicts," "anticipates," "intends," "estimates," "should," "may" or similar expressions; and

     - other statements contained or incorporated by reference in this Information Statement regarding matters that are not historical facts.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include:

     -    general economic and business conditions;

     -    technology changes;

     -    competition;

     -    changes in business strategy or development plans;

     -    the ability to attract and retain qualified management and staff;

     -    liability and other claims which might be asserted against RAI;

     - other factors referenced in this Information Statement, including without limitation under the captions "Summary", "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations of RAI" and "Business of IIS and RAI after the spin-off."

You should not place undue reliance on such statements, which speak only as of the date that they were made. IIS' independent public accountants have not examined or compiled the forward-looking statements and, accordingly, do not provide any assurance with respect to such statements. These cautionary statements should be considered in connection with any written or oral forward-looking statements that IIS or RAI may issue in the future. IIS does not undertake any obligation to release publicly any revisions to such forward-looking statements after the effective date of this Information Statement.

                               THE SPIN-OFF OF RAI

GENERAL

IIS intends to "spin-off" all of the shares it owns of its wholly-owned subsidiary of RAI. In the spin-off transaction (the "spin-off"), IIS will distribute to its stockholders one-half share of RAI common stock for each share of IIS common stock owned by such stockholder on April 14, 2004. No fractional shares will be distributed through the spin-off. Instead, all fractional shares will be rounded up to the nearest whole share. To the extent necessary to round up fractional shares, IIS will subscribe for additional shares of RAI common stock. Following the spin-off, RAI will be a separate company, no longer owned in any way by IIS. Stockholders who hold shares of IIS' common stock through brokerage and "street name" accounts should expect to receive an account statement from their brokerage firm reflecting the number of shares of RAI common stock received by such stockholder in the spin-off. Following the spin-off, stockholders who hold shares through brokerage accounts may request physical certificates representing their shares of RAI's common stock.

No holder of IIS' common stock will be required to pay any cash or other consideration for shares of RAI's common stock received in the spin-off or to surrender or exchange shares of IIS' common stock in order to receive shares of RAI's common stock.

MANNER OF EFFECTING THE SPIN-OFF

Following the spin-off, each IIS stockholder of record on April 14, 2004, will receive an RAI stock certificate that represents the RAI common stock owned by such stockholder. Stockholders that hold shares of IIS common stock through brokerage and "street name" accounts should expect to receive an account statement from their brokerage firm reflecting the number of shares of RAI common stock received by such stockholder in the spin-off. Following the spin-off, stockholders who hold shares through brokerage accounts may request physical certificates representing their shares of RAI common stock. RAI expects to mail such stock certificates to stockholders on or about October 31, 2004, but this could be delayed.

No holder of RAI common stock will be required to pay any cash or other consideration for shares of RAI's common stock received in the spin-off or to surrender or exchange shares of RAI's common stock in order to receive shares of RAI's common stock. However, holders will be required to pay income taxes as a result of the spin-off.

REASONS FOR THE SPIN-OFF

RAI intends to develop and pursue business opportunities that will have, as compared to the business currently carried out through IIS, differences with respect to markets and capital requirements and will require a different business plan. IIS' primary business is delivering turnkey plastic and paper card products to customers in the telecommunications, financial, loyalty and retail, and identity and security markets. The primary business of RAI is the marketing of pre-owned office equipment.

The Board of Directors of IIS approved the spin-off for the following reasons:

Management Focus. IIS and RAI serve different markets, service different customers, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. IIS believes that separating its businesses into two independent public companies, each with its own management team and board of directors is necessary to address current and future management issues and considerations that result from operating these diverse businesses within a single company. The separation will enable RAI to put in place a management team with skills conducive to growing a company with interests in the marketing of pre-owned office equipment. The separation will enable the management of each business to manage that business, and to adopt and implement strategies for that business, solely with regard to the needs and objectives of that business. In addition, as a result of the separation, the management of each business will be able to devote its full attention to managing that business.

Capital Structure. IIS believes that the spin-off will allow each of the companies to organize its capital structure and allocate its resources to support the very different needs and goals of the particular business. Capital borrowings can be tailored to the specific needs of each business. Each business will be able to allocate its resources without considering the needs of the other business.

Attracting and Retaining Key Employees. IIS' Board of Directors believes that the ability to attract and retain key personnel is fundamental to its ability to establish viable businesses. The spin-off will enable each company to establish focused equity-based compensation programs that should enable each of them to better attract and retain key personnel.

Investor Understanding. Potential debt and equity investors and securities analysts should be able to better evaluate the financial performance of each company and their respective strategies, thereby enhancing the likelihood that each will achieve appropriate market recognition. The stock of each of the two companies will also appeal to investors with differing investment objectives, and will allow investors to focus their investments more directly to the areas of their primary interest.

Cost Savings. Each company should be able to rationalize better its organizational costs structure after the spin-off.

BOARD AND STOCKHOLDER APPROVAL; APPRAISAL RIGHTS

After careful consideration, the IIS Board of Directors unanimously approved the spin-off. IIS will not hold a meeting or solicit proxies for the spin-off, as no approval of the spin-off of RAI is required under Delaware law. In addition, under Delaware law IIS' stockholders have no right to an appraisal of the value of their shares in connection with the spin-off.

OUTSIDE CONSULTANTS

Neither IIS nor RAI has engaged a consultant or other outside party to prepare a report, opinion or appraisal with respect to the spin-off.

REASONS FOR FURNISHING THE INFORMATION STATEMENT TO IIS' STOCKHOLDERS

This Information Statement is being furnished by IIS solely to provide information to IIS' stockholders who will receive shares of RAI's common stock in the spin-off. It is not, and is not to be construed as, an inducement or encouragement to buy or sell any securities of IIS or RAI. The information contained in this Information Statement is believed by IIS and RAI to be accurate as of the date set forth on its cover. Changes may occur after that date, and neither IIS nor RAI will update the information except in the normal course of their respective public disclosure practices.

LISTING AND TRADING OF IIS' COMMON STOCK AND RAI'S COMMON STOCK

Each of IIS and RAI expects to file a listing application with the OTC Bulletin Board. IIS has not determined when such application will be filed, and, in the case of RAI, it is expected that such application will not be filed until after the completion of the spin-off.

RAI initially will have approximately 146 stockholders of record based upon the number of stockholders of record of IIS as of April 14, 2004. The prices at which the RAI common stock will trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for the RAI'S common stock, investor perception of RAI and its industry, RAI's dividend policy and general economic and market conditions.

Shares of RAI common stock distributed to IIS' stockholders in the spin-off will be freely transferable, except for securities received by persons who may be deemed to be "affiliates" of RAI after the spin-off, which generally include individuals or entities that control, are controlled by, or are under common control with RAI and may include certain officers and directors of RAI as well as principal stockholders of RAI. Persons who are affiliates of RAI will be permitted to sell their shares of RAI's common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion of U.S. Federal income tax consequences set forth below is a summary only and is not intended to address the specific tax consequences to each IIS stockholder or those of IIS. Each stockholder should consult his own tax advisor as to the Federal, state, local and foreign tax consequences of the spin-off to such stockholder.

The spin-off of RAI will be a taxable distribution under the Internal Revenue Code of 1986, as amended (the "Code"). IIS will recognize gain equal to the excess of (x) the fair market value of the RAI common stock on the distribution date, over (y) IIS' adjusted tax basis in the RAI common stock on such date. Each stockholder of IIS common stock who receives RAI common stock in the spin-off will be treated as receiving a distribution in an amount equal to the fair market value of such RAI common stock on the distribution date. IIS does not expect the distribution to be taxable as a dividend to such stockholder because IIS, taking into consideration the gain recognized by IIS in this spin-off, expects to have neither current nor accumulated earnings and profits. Accordingly, IIS expects the distribution of RAI common stock to be a nontaxable return of capital to the extent of each stockholder's adjusted tax basis in the IIS common stock, with any remaining amount being taxed as a capital gain, assuming such stockholder has held the IIS common stock as a capital asset. If such stockholder has held the IIS common stock for more than one year, the capital gain will be subject to long-term capital gains rates. To the extent that IIS, notwithstanding its current expectations, does have current or accumulated earning and profits, each stockholder would realize dividend income with respect to the distribution received. Although dividends currently are taxed at the same rate as long-term capital gains, unlike capital gains, dividends cannot be offset by capital losses. Stockholders that are corporations generally would be entitled to a deduction for 70% of the amount of any dividends received. This dividends received deduction does not apply to capital gains.

The tax basis in a stockholder's share of IIS' common stock after the spin-off will be reduced by the portion of the distribution, if any, that was treated as a nontaxable return of capital. The tax basis of such stockholder's shares of RAI common stock received in the spin-off will be their fair market value as of the distribution date, and the holding period for such shares will commence the day following the distribution.

MANAGEMENT OF RAI FOLLOWING THE SPIN-OFF

After the spin-off, Alfred M. Schiffrin shall hold the following office and be the sole director of RAI. Additional directors are expected to be named following the spin-off.

     NAME                       AGE                   POSITION

     Alfred M. Schiffrin         66       President, Secretary, Treasurer and
                                          Director

Alfred M. Schiffrin was President, Secretary, Treasurer and a Director of A.M.S. Marketing, Inc. ("AMS"), the predecessor to RAI's business, from January 1998 until July 31, 2003. Mr. Schiffrin currently is the sole director and officer of RAI, and pursuant to an oral agreement among IIS, RAI and Mr. Schiffrin, he is entitled to receive 25% of RAI's profits. Such agreement will terminate upon the consummation of the spin-off.

SELECTED RAI FINANCIAL DATA

RAI was recently formed, is a development stage company and is the successor to the pre-owned photocopier marketing services line of business of IIS. That was the only line of business of IIS during 2002 and during 2003 prior to July 2003. During that period, IIS was a developmental stage company and operated under the AMS name. Accordingly, we believe that selected financial data concerning RAI would not be meaningful in and of itself. In lieu thereof, set forth below is the audited balance sheet of RAI as the successor to the AMS photocopier division as of December 31, 2003 and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 2003 and 2002.

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Renewable Assets, Inc.
Successor to A.M.S. Marketing, Inc. - Photocopier Division
(A Development Stage Company)
Boca Raton, Florida


I have audited the accompanying balance sheet of Renewable Assets, Inc., Successor to A.M.S. Marketing, Inc. - Photocopier Division (A Development Stage Company) as of December 31, 2003, and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renewable Assets, Inc., Successor to A.M.S. Marketing, Inc. - Photocopier Division as of December 31, 2003, and the results of operations and its cash flows for each of the years ended December 31, 2003 and 2002 in conformity with generally accepted accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the photocopy division of A.M.S. Marketing, Inc. has sustained recurring operating losses and has no assets. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Thomas W. Klash
Certified Public Accountant
Hollywood, Florida
April 14, 2004

                             RENEWABLE ASSETS, INC.
                                  SUCCESSOR TO
                  A.M.S. MARKETING, INC. - PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2003



                                     ASSETS

CURRENT ASSETS                                                        $       --
                                                                      ----------

TOTAL CURRENT ASSETS                                                  $       --
                                                                      ==========




                      LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES                                                   $       --
                                                                      ----------

SHAREHOLDERS' EQUITY:
    Preferred Stock, $.001 Par Value -
        1,000,000 Shares Authorized -
         -0- Shares Issued and Outstanding
    Common Stock, $.001 Par Value -
        29,000,000 Shares Authorized -
        100 Shares Issued and Outstanding                                     --
    Deficit Accumulated During Development Stage                              --
                                                                      ----------
              TOTAL SHAREHOLDERS' EQUITY                                      --
                                                                      ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $       --
                                                                      ==========


See accompanying notes to financial statements.

                             RENEWABLE ASSETS, INC.
           SUCCESSOR TO A.M.S. MARKETING, INC. - PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
             AND FROM JULY 23, 1998 (INCEPTION) TO DECEMBER 31, 2003



                                                                   CUMULATIVE
                                                                   DEVELOPMENT
                                    2003             2002         STAGE AMOUNTS
                                -------------    -------------    -------------

COMMISSION REVENUES             $       4,500    $       9,000    $      47,095

GENERAL AND ADMINISTRATIVE
    EXPENSES                            8,068           32,140          143,645
                                -------------    -------------    -------------

NET (LOSS)                      $      (3,568)   $     (23,140)   $     (96,550)
                                =============    =============    =============


See accompanying notes to financial statements.

                             RENEWABLE ASSETS, INC.
           SUCCESSOR TO A.M.S. MARKETING, INC. - PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                            DEFICIT
                                    COMMON STOCK                                          ACCUMULATED
                                   $.001 PAR VALUE          ADDITIONAL                      DURING
                              --------------------------      PAID-IN                     DEVELOPMENT
                                 SHARES         AMOUNT        CAPITAL         TOTAL          STAGE
                              -----------    -----------    -----------    -----------    -----------
BALANCE - January 1, 2002       4,613,900    $     4,613    $    70,787    $     5,558    $   (69,842)

SALE OF COMMON STOCK               42,300             43         21,107         21,150             --

NET (LOSS) FOR PERIOD                  --             --             --        (23,140)       (23,140)
                              -----------    -----------    -----------    -----------    -----------

BALANCE - December 31, 2002     4,656,200          4,656         91,894         (3,568)       (92,982)

ISSUANCE OF COMMON STOCK
    IN CONNECTION WITH
    MERGER                      1,200,000          1,200         (1,200)            --             --

RECLASSIFICATION OF EQUITY
    RESULTING FROM REVERSE
    MERGER                     (5,856,200)        (5,856)       (90,694)         3,568         96,550

NET (LOSS) FOR PERIOD                  --             --             --         (3,568)        (3,568)

ISSUANCE OF COMMON STOCK              100             --             --             --             --
                              -----------    -----------    -----------    -----------    -----------

BALANCE - December 31, 2003           100    $        --    $        --    $        --    $        --
                              ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                             RENEWABLE ASSETS, INC.
           SUCCESSOR TO A.M.S. MARKETING, INC. - PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
            AND FROM JANUARY 1, 1998 (INCEPTION) TO DECEMBER 31, 2003

                                                                                          CUMULATIVE
                                                                                          DEVELOPMENT
                                                           2003             2002         STAGE AMOUNTS
                                                       -------------    -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net (Loss)                                        $      (3,568)   $     (23,140)   $     (96,550)
     Adjustments to Reconcile Net (Loss) to Net
         Cash Used in Operating Activities:
             Accounts Receivable (Increase) Decrease              --            5,884               --
             Accounts Payable (Increase) Decrease                 --             (426)              --
                                                       -------------    -------------    -------------
          NET CASH (USED IN) OPERATING
              ACTIVITIES                                      (3,568)         (17,682)         (96,550)
                                                       -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Issuance of Common Stock                                    --           21,150           96,550
      Proceeds from Borrowings - Shareholder                      --            5,000           27,500
      Repayment of Borrowings  - Shareholder                      --           (5,000)         (27,500)
                                                       -------------    -------------    -------------
          NET CASH PROVIDED BY FINANCING
              ACTIVITIES                                          --           21,150           96,550
                                                       -------------    -------------    -------------

INCREASE (DECREASE) IN CASH                                   (3,568)           3,468               --

CASH - Beginning of Period                                     3,568              100               --
                                                       -------------    -------------    -------------

CASH - End of Period                                   $          --    $       3,568    $          --
                                                       =============    =============    =============

See accompanying notes to financial statements.

                             RENEWABLE ASSETS, INC.
                                  SUCCESSOR TO
                   A.M.S. MARKETING, INC. PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003



NOTE A  -       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

                Nature of Operations:
                    A.M.S. Marketing, Inc. ("AMS" or the Company) was incorporated in the state of Delaware on July 23, 1998.

                    The Company's principal business was the brokerage of pre-owned name brand copy machines from a facility located in Pompano Beach, Florida.

                    On July 21, 2003, "AMS" acquired 100% ownership of Advanced Imaging Systems, LLC ("AIS"), a privately owned Delaware entity in exchange for 1,200,000 shares of its previously unissued common stock. Prior to the execution of the exchange agreement, the members (owners) of "AIS" purchased a controlling interest in "AMS" from an existing "AMS" shareholder. As a result of the foregoing transactions, the previous owners of "AIS" became the 81.96% owners of "AMS". For accounting purposes, "AIS" is considered to be the acquirer and "AMS" the acquired entity. The business combination is considered to be a "reverse merger" since the former owners of "AIS" now control more than 50% of "AMS" as a result of the merger. The effect of the transaction reflects the historical values of "AIS" with a recapitalization of "AMS" shareholders' equity.

                    The parent company, through its wholly-owned subsidiary, "AIS", is now principally engaged in the manufacture and sale of telephone credit cards and security cards of all types.

                    In October, 2003, A.M.S. Marketing, Inc. filed a Certificate of Amendment to change its name to International Imaging Systems, Inc. ("IIS").

                    On December 12, 2003, "IIS" formed Renewable Assets, Inc., a wholly-owned subsidiary, to operate the photocopier division.

                    On April 13, 2004, the Board of Directors approved a plan to spin off the Company's photocopy division.

                    It is expected that a total of 3,014,350 shares of $.001 par value common stock will be issued to existing shareholders in connection with the spin-off.

                             RENEWABLE ASSETS, INC.
                                  SUCCESSOR TO
                   A.M.S. MARKETING, INC. PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003



NOTE A  -       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued -

                Basis of Presentation:
                    The financial statements include the accounts of the predecessor Company's photocopier division. The historical accumulated deficit was eliminated as a result of the "reverse merger". The Company's photocopier division had no sales in the fourth quarter of 2003.

                Development Stage:
                    The Company's management is in the process of raising working capital, developing a new business plan and exploring various business opportunities. Accordingly, the Company is classified as a development stage company.

                Estimates:
                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of items included in the financial statements. Actual results could differ from those estimates.

                Sales Revenue:
                    Revenue is recognized in the financial statements when sales are finalized. Reported sales are arrived at by deducting discounts and return allowances.

                Advertising:
                    Advertising costs are expensed as incurred.

                             RENEWABLE ASSETS, INC.
                                  SUCCESSOR TO
                   A.M.S. MARKETING, INC. PHOTOCOPIER DIVISION
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003



NOTE B  -       GOING CONCERN UNCERTAINTY -

                The photocopier division has sustained recurring operating losses and has no assets. These factors raise substantial doubt as to the business's ability to continue as a going concern. Management's plans regarding this uncertainty are to raise additional working capital through the implementation of a successful business plan.

NOTE C  -       CONCENTRATION OF RISK -

                Substantially all of the division's revenues are derived from the sale of pre-owned, refurbished photocopy machines through a marketing arrangement with one company. Termination of the marketing arrangement would have a material adverse effect upon the business.

             MANAGEMENT'S DISCUSSION AND ANALYSIS OF RAI OPERATIONS

The following discussion should be read in conjunction with RAI'S Financial Statements and Notes set forth elsewhere in this Information Statement.

OVERVIEW

The Company is in the development stage. The Company commenced operations in December 2003. It was formed to pursue the pre-owned photocopier marketing services line of business of IIS that commenced operations in the Fall of 1998.

The Company is currently engaged in marketing activities for an unrelated party and has no employees other than its president, Alfred W. Schiffrin, who is unsalaried. Since July 21, 2003 (the date of the acquisition of Advanced Imaging Systems, Inc. by A.MS), and until the consummation of the spin-off, he is entitled to receive 25% of the Company's profits pursuant to an oral agreement among the Company, IIS and Mr. Schiffrin. Following the spin-off, it is anticipated that Mr. Schiffrin will receive no compensation for his services until the Company's resources permit. The Company does not anticipate hiring any employees, purchasing any plant or significant equipment or conducting any product research and development during the next 12 months. The Company also does not anticipate initiating any sales activities for its own account until such time as the Company's resources permit.

During the next 12 months, the Company intends to continue marketing pre-owned photocopiers. The Company will also continue to explore the marketing of other products, including new and pre-owned items of office equipment other than photocopiers, office furniture, home furnishings and appliances, as well as the purchase and resale of such items to the extent the Company's resources permit. The Company is also considering other means of expanding its business, such as through acquisition, merger or other form of business combination involving one or more entities engaged in the same, similar or unrelated business as the Company. Any such transaction may entail the issuance of additional shares of its common stock, but there are no current plans to engage therein. Any such acquisition, merger or combination will be made in compliance with applicable Federal and state securities and corporate law, and, depending upon the structure of the transaction, submission of information to shareholders regarding any such transaction prior to consummation, as well shareholder approval thereof, may not be required. The Company's president has run the business for five years. Prior to that he had experience as an investment banker in locating potential acquisitions but the Company may employ the services of a broker or finder who would be entitled to compensation to assist in identifying suitable opportunities.

While the Company only began operations in December 2003, it is the successor to the pre-owned photocopier marketing services line of business of IIS. That was the only line of business of IIS during 2002 and during 2003 prior to July 2003. During that period IIS operated under the AMS name. As discussed below, fiscal year 2002 for AMS and fiscal year 2003 for IIS with respect to the photocopier business was characterized by nominal revenues offset by relatively significant professional fees and expenses associated with the Company being a reporting issuer.

RESULTS OF OPERATIONS

Revenues from the photocopier business in fiscal 2002 and 2003 were approximately $9,000 and $4,500, respectively, and expenses from the photocopier business were approximately $32,140 and $8,068, respectively, resulting in a net loss for each such year in the amount of approximately $23,140 and $3,568, respectively. Of the $32,140 of expenses in fiscal 2002, approximately $13,490 represented legal, accounting and filing fees incurred in connection with AMS being a reporting issuer and of the $8,068 of expenses in fiscal 2003, approximately $5,525 represented legal, accounting and filing fees incurred in connection with being a reporting issuer. The decrease in revenues from fiscal 2002 to fiscal 2003 is primarily attributable no sales being effected during the fourth quarter of fiscal 2003. During such period, Mr. Schiffrin was concentrating all of his efforts on effecting the acquisition of Advanced Imaging Systems, Inc. The decrease in expenses from fiscal 2002 to fiscal 2003 is primarily attributable to the related decrease in sales.

The Company is not presently aware of any known trends, events or uncertainties that may cause its revenues or income from operations to vary materially from those of the photocopier business of AMS or IIS.

LIQIDITY AND CAPITAL RESOURCES

Historically, IIS has financed its operations through revenues from operations, private sales of its securities and loans from its president. During fiscal 2003, IIS financed its operations through revenues from operations. As of December 31, 2003 and April 14, 2004, the Company had cash of $.00 and $1,600, respectively. The Company is exploring opportunities to raise cash to finance its operations for the foreseeable future. In addition, the Company is considering expansion through acquisitions. No specific targets are currently under consideration. If the Company is not successful in raising cash, it may be forced to borrow funds. No assurance can be given that funds will be available to borrow, or if available, will be on terms favorable to the Company.

             DESCRIPTION OF IIS CAPITAL STOCK AND RAI CAPITAL STOCK

DESCRIPTION OF IIS CAPITAL STOCK

The Company's authorized capital consists of 30,000,000 shares of capital stock, of which 29,000,000 shares are classified as common stock, par value $.001 per share, and 1,000,000 shares are classified as undesignated preferred stock, par value $.001 per share. Holders of shares of common stock are entitled to one vote per share at all meetings of stockholders. Stockholders are not permitted to cumulate votes in the election of directors. All shares of common stock are equal to each other with respect to liquidation rights and dividend rights. There are no preemptive rights to purchase any additional shares of common stock. In the event of liquidation, dissolution or winding up of the Company, holders of the common stock will be entitled to receive on a pro rata basis all assets of the Company remaining after satisfaction of all liabilities. The outstanding shares of the Company's common stock are duly and validly issued, fully paid and non-assessable.

DESCRIPTION OF RAI CAPITAL STOCK

RAI'S authorized capital consists of 30,000,000 shares of capital stock, of which 29,000,000 shares are classified as common stock, par value $.001 per share, and 1,000,000 shares are classified as undesignated preferred stock. Holders of shares of common stock are entitled to one vote per share at all meetings of stockholders. Stockholders are not permitted to cumulate votes in the election of directors. All shares of common stock are equal to each other with respect to liquidation rights and dividend rights. There are no preemptive rights to purchase any additional shares of common stock. In the event of liquidation, dissolution or winding up of the Company, holders of the common stock will be entitled to receive on a pro rata basis all assets of the Company remaining after satisfaction of all liabilities. The outstanding shares of RAI's common stock are duly and validly issued, fully paid and non-assessable.

DESCRIPTION OF PREFERRED STOCK OF IIS AND RAI

Each of IIS and RAI is authorized to issue up to 1,000,000 shares of undesignated preferred stock. The board of directors of each company is empowered, without stockholder approval, to issue series of preferred stock with any designations, rights and preferences as each may from time to time determine. Thus, preferred stock, if issued, could have dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the common stock of the company issuing such shares of preferred stock. Preferred stock, if issued, could be utilized, under special circumstances, as a method of discouraging, delaying or preventing a change in control.

PENNY STOCK RULES

The Securities and Exchange Commission has adopted Rule 15g-9 which established the definition of a "penny stock", for the purposes relevant to RAI, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. If RAI stock is listed at a price of less that $5.00 the stock will be a penny stock. As a penny stock the shares could be less liquid than if the stock was not so classified.

SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

RAI is subject to the provisions of Section 203 of the Delaware General Corporation Law ("DGCL"). Subject to certain exceptions, Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. A "business combination" includes (1) mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder, (2) certain transactions resulting in the issuance or transfer to an interested stockholder of any stock of such corporation or its subsidiaries, and (3) other transactions resulting in a disproportionate financial benefit to an interested stockholder. The restrictions of Section 203 of the Delaware General Corporation Law do not apply where: (1) the business combination or the transaction in which the stockholder becomes interested is approved by the corporation's Board of Directors prior to the date the interested stockholder acquired its shares; (2) the interested stockholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the stockholder became an interested stockholder excluding, for determining the number of shares outstanding, shares owned by persons who are directors as well as officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (3) the business combination is approved by the Board of Directors and the affirmative vote of two-thirds of the outstanding voting stock not owned by the interested stockholder at an annual or special meeting.

The business combinations provisions of Section 203 of the DGCL may have the effect of deterring merger proposals, tender offers or other attempts to effect changes in control of RAI that are not negotiated with and approved by the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The spin-off will be on the basis of one-half share of RAI common stock for each share of IIS common stock owned on April 14, 2004. In connection with the spin-off, no options or warrants will be issued to holders of IIS options or warrants as of April 14, 2004. The following table sets forth certain information regarding the anticipated beneficial ownership of RAI common stock following the spin-off by (i) each person anticipated by IIS to own beneficially 5% or more of the RAI common stock and (ii) the directors and officers of RAI; and all directors and officers of RAI as a group. Unless otherwise indicated, the information in the table is based upon the actual holdings of IIS common stock as of April 14, 2004, and such information is derived based upon the hypothetical assumption that the effective date of the spin-off was April 14, 2004, so as to inform the reader what the beneficial ownership of RAI common stock would have been at that time. Actual ownership on the spin-off payment date may vary from that shown in the table.

Unless otherwise indicated, all persons listed have sole voting power and investment power with respect to such shares, subject to community property laws, where applicable, and the information contained in the notes to the table.

Name and Address of Beneficial Owner(1)      Shares of Common Stock Owned     Percentage (%) of Common Stock(2)
---------------------------------------      ----------------------------     ---------------------------------
Sarah Cinnante(3)                                       600,000                             20.49%
Michael D'Angelo(3)                                     600,000                             20.49%
Laura Palisa Mujica(4)                                  600,000                             20.49%
Lara Nicole Sarafianos(5)                               600,000                             20.49%
Alicia M. LaSala(6)                                     600,000(7)                           6.83%(7)
Alfred M. Schiffrin(8)                                  200,000                              6.83%
All officers and directors as a group                   200,000                              6.83%
(one person)

-------------------

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Exchange Act.

(2)      Percentages are approximate.

(3) The business address of the stockholder, director or officer, as the case may be, noted above is 6689 N.W. 16th Terrace, Ft. Lauderdale, FL 33309.

(4) The address of the stockholder noted above is 824 S.E. 8th Street, Ft. Lauderdale, FL 33316.

(5) The address of the stockholder noted above is 4440 N.E. 22nd Avenue, Lighthouse Point, FL 33064.

(6) The address of the stockholder noted above is 6674 Serena Lane, Boca Raton, FL 33433.

(7) Includes 10,000 shares of Common Stock owned of record by a trust for the benefit of Mrs. LaSala's minor child of which her husband is the sole trustee. Mrs. LaSala disclaims beneficial ownership of such shares.

(8) The business address of the stockholder noted above is 7040 W. Palmetto Park Road, Building 4, # 572, Boca Raton, FL 33433. Prior to the spin-off, Mr. Schiffrin was the sole director and officer of the Company.


                             INDEPENDENT ACCOUNTANTS

The Board of Directors of RAI has selected Thomas W. Klash, CPA, to audit its financial statements for the year ending December 31, 2003.

WHERE YOU CAN FIND MORE INFORMATION

The descriptions in this information statement concerning the contents of any contract, agreement or documents are not necessarily complete. For those contracts, agreements or documents that are filed as exhibits to the registration statement, you should read the exhibit for a more complete understanding of the document or subject matter involved.

Because IIS is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, it files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy

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

the registration statement, including the attached exhibits and schedules, and any reports, proxy statements or other information that we file at the Securities and Exchange Commission's public reference room in Washington, D.C. at 450 Fifth Street, N.W., 20549. You can request copies of these documents by writing to the Securities and Exchange Commission and paying a duplicating charge. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of its public reference rooms in other cities. The Securities and Exchange Commission makes our filings available to the public on its internet site (http://www.sec.gov).

The Commission allows companies to "incorporate by reference" information into registration statements that have been previously filed with the Commission, which means that IIS can disclose important information to you by referring you to other documents that it filed separately with the Commission. You should consider the incorporated information as if it were reproduced in this prospectus, except for any information directly superseded by information subsequently filed with the Securities and Exchange Commission and incorporated in this registration statement or directly contained in this registration statement.

IIS incorporates by reference the documents listed below which were filed with the Commission under the Securities Exchange Act of 1934, as amended, and any future filings made with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, until such time as all of the securities covered by this prospectus supplement have been sold.

     - The registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (filed on February 25, 2003).

     - The registrant's Quarterly Reports on Form 10-QSB for the period ended September 30, 2003 (filed on November 13, 2003).

     - The registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (filed on _____________, 2004).

IIS may file additional documents with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this registration statement. The Securities and Exchange Commission allows us to incorporate by reference into this registration statement such documents. You should consider any statement contained in this registration statement (or in a document incorporated into this registration statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Renewable Assets, Inc.
7040 W. Palmetto Park Road
Building 4, # 572
Boca Raton, FL  33433
(561) 488-9938

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